                                                                    EXHIBIT 99.5


             LOCK-UP, STANDSTILL AND REGISTRATION RIGHTS AGREEMENT
             -----------------------------------------------------

     THIS LOCK-UP, STANDSTILL AND REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 31, 2001 is by and among Schlumberger
 ---------
Technology Corporation, a Texas corporation ("STC"), Camco International, Inc.,
                                              ---
a Delaware corporation ("Camco"), Schlumberger Oilfield Holdings Ltd., a British
                         -----
Virgin Islands company ("SOHL"), Schlumberger Surenco S.A., a Panama company
                         ----
("Surenco"), Operational Services, Inc., a Texas corporation ("OSI"), and
  -------                                                      ---
Hanover Compressor Company, a Delaware corporation ("Hanover").
                                                     -------

                                   RECITALS
                                   --------

     WHEREAS, pursuant to the Purchase Agreement, dated as of June 28, 2001 (the "Purchase Agreement"), among STC, SOHL, Surenco, Camco, Hanover and Hanover
 ------------------
Compression Limited Partnership, a Delaware limited liability partnership ("HCLP"), Camco is acquiring Six Million Seven Hundred Sixty Two Four Hundred
  ----
Seventy Nine (6,762,479) shares of Hanover's common stock, par value $0.001 per share (the "Common Stock"), SOHL is acquiring Two Hundred Fifty One Thousand
            ------------
Seven Hundred Thirty Four (251,734) shares of the Common Stock and Surenco is acquiring One Million Four Hundred Thirty Thousand Three Hundred Four (1,430,304) shares of the Common Stock (collectively, the "SPA Shares");
                                                           ----------

     WHEREAS, pursuant to the Alliance Agreement, dated as of August 31, 2001 (the "Alliance Agreement"), among STC, SOHL and Hanover, STC is acquiring Fifty
      ------------------
One Thousand Four Hundred Ninety One (51,491) shares of the Common Stock and SOHL is acquiring One Hundred Fourteen Thousand Four Hundred Twenty Four (114,424) shares of the Common Stock (collectively the "Alliance Shares");
                                                        ---------------

     WHEREAS, pursuant to the Asset Purchase Agreement, dated as of August 31, 2001 (the OSI Asset Purchase Agreement"), by and between OSI, STC, HCLP and
          ----------------------------
Hanover, OSI is acquiring Ninety Seven Thousand Two Hundred Sixty One (97,261) shares of the Common Stock (the "OSI Shares");
                                 ----------

     WHEREAS, the parties are entering into this Agreement as a condition to closing the Purchase Agreement, the Alliance Agreement and the OSI Asset Purchase Agreement;

                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.  In addition to capitalized terms defined elsewhere in
          -----------
this Agreement, the following capitalized terms shall have the following meaning when used in this Agreement. Defined terms used, but not defined, herein shall have the meanings ascribed to them as set forth in the Purchase Agreement.

     "Alliance Registrable Security" means at any time (i) the Alliance Shares;
      -----------------------------
(ii) any shares of Common Stock issued or issuable as dividends on, or other distributions with respect to, the Alliance Shares; and (iii) any other security issued or issuable in exchange for, or in replacement of, any of the Alliance Shares, provided that any such security ceases to be an Alliance Registrable
        --------
Security when (a) a registration statement covering the sale of such Alliance Registrable Security has been declared effective under the Securities Act and such Alliance Registrable Security has been sold in accordance therewith, or (b) such Alliance Registrable Security is distributed to the public pursuant to Rule 144, or any similar provision then in force, under the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended,
      ------------
together with all rules and regulations promulgated thereunder.

     "Material Breach" means a breach of any obligation to make a payment to any
      ---------------
Seller Party as and when due and payable under the Alliance Agreement, the Purchase Agreement, the Note or the OSI Asset Purchase Agreement.

     "Note" means the Subordinated Promissory Note, dated as of August 31,
      ----
2001, in the amount of $150,000,000, by HCLP payable to the order of Camco.

     "OSI Registrable Security" means at any time (i) the OSI Shares; (ii) any
      ------------------------
shares of Common Stock issued or issuable as dividends on, or other distributions with respect to, the OSI Shares; and (iii) any other security issued or issuable in exchange for, or in replacement of, any of the OSI Shares, provided that any such security ceases to be an OSI Registrable Security when
--------
(a) a registration statement covering the sale of such OSI Registrable Security has been declared effective under the Securities Act and such OSI Registrable Security has been sold in accordance therewith, or (b) such OSI Registrable Security is distributed to the public pursuant to Rule 144, or any similar provision then in force, under the Securities Act.

     "Other Registration Rights Agreement" means the Third Amended and Restated
      -----------------------------------
Registration Rights Agreement among Hanover and the stockholders party thereto, as amended from time to time.

     "Person" means any person or entity, whether an individual, whether in his
      ------
capacity as a trustee, executor, administrator or other legal representative, sole proprietorship, corporation, limited liability company, general partnership, limited partnership, trust, unincorporated organization, syndicate, business association, firm, joint venture, governmental agency or authority or any similar entity.

     "Public Offering" means any offering by Hanover of its Common Stock to the
      ---------------
public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect (other than any offerings registered under Form S-4 or Form S-8 or a comparable or successor form).

     "Registration Rights Date" shall mean the date that is three (3) years from
      ------------------------
the date hereof.

     "Registrable Security" means the Alliance Registrable Securities, the OSI
      --------------------
Registrable Securities and/or the SPA Registrable Securities, as the case may be.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended, together
      --------------
with all rules and regulations promulgated thereunder.

     "Seller Parties" means STC, SOHL, Surenco, Camco, OSI and any Person who
      --------------
becomes a Seller Party after the date of this Agreement pursuant to Section 7.1 hereof.

     "Selling Expenses" means all fees and expenses of underwriters including
      ----------------
discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industries professionals relating to the distribution of the Registrable Securities.

     "Shares" means the Alliance Shares, the OSI Shares and/or the SPA Shares, as the case may be.

     "SPA Registrable Security" means at any time (i) the SPA Shares; (ii) any
      ------------------------
shares of Common Stock issued or issuable as dividends on, or other distributions with respect to, the SPA Shares; and (iii) any other security issued or issuable in exchange for, or in replacement of, any of the SPA Shares, provided that any such security ceases to be an SPA Registrable Security when
(a) a registration statement covering the sale of such SPA Registrable Security has been declared effective under the Securities Act and such SPA Registrable Security has been sold in accordance therewith, or (b) such SPA Registrable Security is distributed to the public pursuant to Rule 144, or any similar provision then in force, under the Securities Act.

     2.   Piggyback Registration.
          ----------------------

          2.1 Right to Piggyback. During the period beginning on the Registration Rights Date and ending on the date ten (10) years thereafter (the "Registration Period"), whenever Hanover proposes to register any of its securities under the Securities Act for sale in a Public Offering and the registration form to be used may be used for the registration of any Registrable Securities (a "Piggyback Registration"), Hanover will give STC and SOHL, as
               ----------------------
representatives of the Seller Parties, written notice of its intention to effect such a registration at least thirty (30) days prior to the proposed filing of a registration statement with respect thereto and will offer to include in such registration such Registrable Securities. Upon the written request of STC and SOHL, acting together as representatives of the Seller Parties, which shall have been received by Hanover within ten (10) days after STC and SOHL received the notice described in the immediately preceding sentence, and in accordance with the priorities set forth in Sections 2.2 and 2.3 below, Hanover will use its reasonable best efforts to cause such Registrable Securities specified in such notice to be included in such registration statement.

          2.2  Priority on Primary Registrations. If a Piggyback Registration
               ---------------------------------
is an underwritten primary registration on behalf of Hanover and the managing underwriters advise Hanover in writing that in their opinion the number of securities requested to be included in the registration would materially interfere with the underwriter's ability to effect the registration and sale of Hanover's securities, Hanover will include in such registration the permissible quantity of securities to be sold as determined by the managing underwriter(s)
(a) first, the securities that Hanover proposes to sell, (b) second, the securities requested to be included therein by other holders requesting registration under the Other Registration Rights Agreement and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities.

          2.3  Priority on Secondary Registrations. If a Piggyback
               -----------------------------------
Registration is an underwritten secondary registration on behalf of holders of Hanover's securities and the managing underwriters advise Hanover in writing that in their opinion the number of securities requested to be included in the registration would materially interfere with the underwriters' ability to effect the registration and sale of such securities, Hanover will include in such registration the permissible quantity of securities to be sold as determined by the managing underwriter(s) (a) first, the securities requested to be included therein by the holders requesting such registration, and (b) second, the Registrable Securities requested to be included in such registration and other securities requested to be included therein under the Other Registration Rights Agreement, pro rata among the holders of such securities.

          2.4  Selection of Underwriters. Hanover shall have the right to
               -------------------------
select the managing underwriter(s) to administer any offering of Hanover's securities in which any Seller Party participates pursuant to a Piggyback Registration.

          2.5  Limitation with Respect to Shelf Registrations. Notwithstanding
               ----------------------------------------------
anything herein to the contrary, the number of Registrable Securities that Hanover shall be obligated to register pursuant to a Piggyback Registration with respect to a shelf registration statement on an appropriate form pursuant to
Section 415 of the Securities Act, or any similar rule then in effect (a "Shelf
                                                                          -----
Registration"), shall not exceed (A) two million (2,000,000) Registrable
------------
Securities, less (B) the number of Registrable Securities that have been registered hereunder and not yet sold pursuant to any Shelf Registrations then outstanding.

     3.   Demand Registration.
          -------------------

          3.1  Registration. During the Registration Period, STC and SOHL,
               ------------
acting together as representatives of the Seller Parties, will be entitled to request five (5) registrations under the Securities Act of all, but in any event no less than fifteen percent (15%), of the aggregate number of Registrable Securities (the "Demand Registration"); provided, that STC and SOHL shall not be
                 -------------------
entitled to request a Shelf Registration hereunder. Notwithstanding anything herein to the contrary, Hanover is obligated to effect only five (5) registrations under this Section 3.1 (regardless of whether such registrations are only of Alliance Shares, the OSI Shares or the SPA Shares), provided, that
                                                                --------
if Hanover fails (A) to effect such registration of all

Registrable Securities for which registration is requested or (B) to have such registration declared or ordered effective, then one (1) additional registration request may be made hereunder each time such limit is imposed. Thereafter, Hanover shall have no obligation to include any Registrable Securities in any registration hereunder.

          3.2  Payment of Expenses for the Demand Registration. Hanover will pay
               -----------------------------------------------
all Registration Expenses (as defined in Section 6 below) for the Demand Registration, provided that the Seller Parties will pay all Selling Expenses.

          3.3  Priority. If a Demand Registration is an underwritten Public
               --------
Offering and the managing underwriters advise Hanover in writing that in their opinion the inclusion of the number of Registrable Securities and other securities requested to be included would materially interfere with the underwriters' ability to effect the registration and sale of such securities, Hanover will include in such registration the permissible quantity of securities to be sold as determined by the managing underwriter(s) (a) first, the Registrable Securities requested to be included in such registration as limited as set forth in Section 3.1, and (b) second, the securities requested to be included therein by the other holders under the Other Registration Rights Agreement, pro rata among the holders of such securities.

          3.4  Restrictions. Hanover may postpone for up to ninety (90) days the
               ------------
filing or the effectiveness of a registration statement for the Demand Registration if the Board of Directors of Hanover reasonably and in good faith determines that such filing would be materially detrimental to Hanover or require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on Hanover or any plan or proposal by Hanover or any of its Affiliates to engage in any acquisition of stock or assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction.

          3.5  Selection of Underwriters. Hanover shall have the right to select
               -------------------------
the managing underwriter(s) to administer any offering of Hanover securities pursuant to a Demand Registration.

     4.   Holdback Agreements. In addition to the restrictions set forth in
          -------------------
Section 7.1 hereto, each Seller Party agrees not to effect any public sale or distribution of equity securities of Hanover, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the ninety (90) days following, the effective date of any underwritten Piggyback Registration or the underwritten Demand Registration in which Registrable Shares are included (except as part of such underwritten registration), unless the underwriters managing the Public Offering otherwise agree.

     5.   Registration Procedures. Whenever the Seller Parties have requested
          -----------------------
that any Registrable Securities be registered pursuant to this Agreement, Hanover will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, Hanover will as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, Hanover will furnish copies of all such documents proposed to be filed to the counsel or counsels for the Seller Parties covered by such registration statement);

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six (6) months or such shorter period until such Registrable Securities are no longer Registrable Securities and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to the Seller Parties such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as the Seller Parties may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such seller;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Seller Parties reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Seller Parties to consummate the disposition in such jurisdictions of the Registrable Securities (provided that Hanover will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

          (e) notify each Seller Party, at any time when a prospectus relating to such Seller Party is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of such Seller Party, Hanover will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Hanover are then listed;

          (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions the Seller Parties or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (h) make available for inspection by each Seller Party, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such Seller Party or any such underwriter, all financial and other records, pertinent corporate documents and properties of Hanover, and cause Hanover's officers, directors, employees and independent accountants to supply all information reasonably requested by such Seller Party, any such underwriter, attorney, accountant or agent in connection with such registration statement; and

          (i) advise each Seller Party, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     6.   Registration Expenses. Except as provided in Section 3.2, all expenses
          ---------------------
incident to Hanover's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Hanover and all independent certified public accountants, underwriters (excluding Selling Expenses which shall be payable by the Seller Parties) and other Persons retained by Hanover (all such expenses being herein called "Registration Expenses"), will be borne by Hanover, provided that Hanover shall
 ---------------------
not be required to pay sales commissions, discounts or transfer taxes. In addition, Hanover will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by Hanover and the expenses and fees for listing the securities to be registered on each securities exchange.

     7.   Lock-Up Period; Standstill.
          --------------------------

          7.1 Lock-Up Period. In order to induce Hanover to enter into this Agreement, together with the Purchase Agreement, the Alliance Agreement and the OSI Asset Purchase Agreement, during the period beginning on the date hereof through the Registration Rights Date, except as permitted below, none of the Seller Parties or any of their Affiliates will, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any of the SPA Shares, the OSI Shares or the Alliance Shares, as the case may be, or any options or warrants to purchase any such Shares, or any securities convertible into, exchangeable for or that represent the right to receive such Shares. The foregoing restriction is expressly agreed to preclude the Seller Parties and their Affiliates from engaging in any hedging or other transaction which is designed to or which could lead to or result in a sale or disposition of the SPA Shares, the OSI Shares or the Alliance Shares, as the case may be, even if such Shares would be disposed of by someone other than the Seller Parties or their Affiliates. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the SPA Shares, the OSI Shares or the Alliance Shares, as the case may be, or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares. Notwithstanding anything herein to the contrary, the Seller Parties shall be permitted to transfer any of the Shares (provided that such transfer is exempt from registration under the Securities Act), together with the rights granted to such Seller Party under this Agreement, only to a Permitted Transferee who delivers to Hanover, within a reasonable time after such transfer, a written instrument by which such transferee agrees to be bound by the applicable terms of this Agreement. A "Permitted Transferee" shall mean any wholly-owned
                      --------------------
Affiliate of a Seller Party or any entity that merges or consolidates with or owns or acquires all of the equity securities or all or substantially all of the assets of such Seller Party.

          7.2  Standstill. In order to induce Hanover to enter into this
               ----------
Agreement, together with the Purchase Agreement, the OSI Asset Purchase Agreement and the Alliance Agreement, during the period beginning on the date hereof through the Registration Rights Date, each Seller Party agrees that neither it nor any of its Affiliates or any officers, directors, employees, advisors, agents or other representatives acting on its behalf will, in any manner, directly or indirectly, without the prior written consent of Hanover:

          (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, agree to effect or cause or participate in, directly or indirectly, or in any way assist any other person to effect, offer or propose (whether publicly or otherwise) to effect or participate in (i) any acquisition, directly or indirectly, by purchase or otherwise, of any securities (or beneficial ownership thereof), or rights to acquire any securities, of Hanover or any successor to or person in control of Hanover, pursuant to which, after giving effect to such acquisition, the Seller Parties and their Affiliates would own, directly or indirectly, beneficially or otherwise, greater than twenty-five percent (25%) of the shares of Common Stock then outstanding; and (ii) any tender or exchange offer, merger, consolidation or other business combination involving Hanover's securities, pursuant to which, after giving effect to such transaction, the Seller Parties and their Affiliates would own, directly or indirectly, beneficially or otherwise, greater than twenty-five percent (25%) of the shares of Common Stock then outstanding (or, if applicable, greater than twenty-five percent (25%) of the outstanding voting stock with respect to any successor entity to Hanover);

          (b) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions), any extraordinary transaction involving Hanover or any of its securities or relating to any of the matters set forth in clause (a) above;

          (c) form, join or in any way participate in a "group" (as defined in the Exchange Act) with respect to any of the matters set forth in clause (a) above; or

          (d) enter into any discussions or arrangements with any third party with respect to any of the matters set forth in clause (a) above or advise, assist, encourage, finance or seek to persuade others to take any action with respect to the foregoing.

     8.   Cross-Default.
          -------------

          8.1  SPA Default. In the event that Hanover commits a Material Breach
               -----------
of the Purchase Agreement or the OSI Asset Purchase Agreement, which Material Breach continues uncured for a period of thirty (30) business days after receipt of written notice of such Material Breach, or Hanover commits a Material Breach of the Note, which Material Breach continues uncured for a period of ten (10) business days after receipt of written notice of such Material Breach (in either case, the "SPA Default Date"), then:
           ----------------

          (a) with respect to all Registrable Securities then outstanding (including all SPA Registrable Securities, OSI Registrable Securities and Alliance Registrable Securities), the lock-up provisions set forth in Section
7.1 hereof shall expire and be of no further force and effect; and

          (b) with respect to all Registrable Securities then outstanding (including all SPA Registrable Securities, OSI Registrable Securities and Alliance Registrable Securities), the "Registration Period" referred to in Sections 2.1 and Section 3.1 hereof shall be deemed to be the period beginning on the earlier of (1) the Registration Rights Date and (2) the SPA Default Date, and ending on the date ten (10) years thereafter.

          8.2  Alliance Default. In the event that Hanover commits a Material
               ----------------
Breach of the Alliance Agreement, which Material Breach has continued uncured for a period of thirty (30) business days after receipt of written notice of such Material Breach, or the parties to the strategic alliance have failed to meet the Performance Goals (as defined in the Alliance Agreement) solely as a result of Hanover's refusal or unwillingness to commit the necessary resources to the strategic alliance, as determined by STC and SOHL, acting together as representatives of the Seller Parties, in their reasonable discretion, which refusal or unwillingness to commit such resources has continued uncured for a period of thirty (30) business days after receipt of written notice thereof (in either case, the "Alliance Default Date"), then:
                  ---------------------

          (a) with respect to the Alliance Registrable Securities then outstanding (and expressly not with respect to the SPA Registrable Securities or
                           ---
the OSI Registrable Securities), the lock-up provisions set forth in Section 7.1 hereof shall expire and be of no further force and effect; and

          (b) with respect to the Alliance Registrable Securities then outstanding (and expressly not with respect to the SPA Registrable Securities or the OSI Registrable Securities), the "Registration Period" referred to in Sections 2.1 and Section 3.1 hereof shall be deemed to be the period beginning on the earlier of (1) the Registration Rights Date and (2) the Alliance Default Date, and ending on the date ten (10) years thereafter.

          8.3  Right of First Refusal. Hanover or its designee shall have a
               ----------------------
right of first refusal with respect to any or all the Registrable Securities proposed to be sold by the Seller Parties prior to the Registration Rights Date pursuant to Sections 8.1 or 8.2 hereof. After Hanover's receipt of a written request for a Piggyback Registration or a Demand Registration, which notice has been received prior to the Registration Rights Date pursuant to Section 8.1 or
8.2 hereof, Hanover shall have five (5) business days to notify STC and SOHL, as representatives of the Seller Parties, in writing (the "Exercise Notice") that
                                                        ---------------
Hanover or its designee shall exercise its right of first refusal hereunder. Such Exercise Notice shall specify the number of such Registrable Securities to be purchased by Hanover or its designee (the "Purchased Shares"). On the date
                                              ----------------
that is ten (10) business days after the date of the Exercise Notice, Hanover or its designee will purchase the Purchased Shares from the applicable Seller Party at the Agreed Market Price. The "Agreed Market Price" shall be a price equal to the average of the closing prices of one share of Common Stock on the New York Stock Exchange as reported in the Wall Street Journal for the ten (10) business days immediately after the date of the Exercise Notice on which the New York Stock Exchange is open and available for at least five (5) hours for the trading of securities. For these purposes, during such ten (10) business day period, neither Hanover nor its Affiliates will sell or cause to be sold any outstanding Common Stock and neither the Seller Parties nor their Affiliates will purchase or cause to be purchased any outstanding Common Stock.

     9.   Indemnification.
          ---------------

          9.1  By Hanover. Hanover agrees to indemnify, to the extent permitted
               ----------
by law, the Seller Parties, their officers, employees and directors and each Person who controls such Seller Party (within the meaning of the Securities Act) and such Person's officers, employees and directors against all losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys' fees and expenses) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished, or caused to be furnished, in writing to Hanover by any Seller Party or its Affiliates expressly for use therein or by any Seller Party's failure to deliver a copy of the prospectus or any amendments or supplements thereto after Hanover has furnished such Seller Party with a sufficient number of copies of the same. The payments required by this Section 9.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

          9.2  By Seller Parties. In connection with any registration statement
               -----------------
in which a Seller Party is participating, such Seller Party will furnish to Hanover in writing such information as Hanover reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify Hanover, its directors, employees and officers and each Person who controls Hanover (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys' fees and expenses) resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Seller Party or its Affiliates for the acknowledged purpose of inclusion in such registration statement, prospectus or preliminary prospectus; provided that the liability of each Seller Party will be limited in all events to the net amount received by such Seller Party from the sale of Registrable Securities pursuant to such registration statement.

          9.3  Procedure. Any Person entitled to indemnification hereunder will
               ---------
(a) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (b) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. If such defense is assumed, the indemnifying Person will not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying Person with respect to such claim. No indemnifying Person, in the defense of any claim, shall, except with the prior written consent of the indemnified Person, consent to entry of any judgment or enter into any settlement (1) that does not include as an unconditional term thereof the giving by the claimant to such indemnified Person a release from all liability in respect to such claim in form and substance reasonable satisfactory to such indemnified Person, and (2) that imposes any equitable remedies, conduct restrictions or affirmative obligations whatsoever on such indemnified Person other than financial obligations for which such indemnified Person will be indemnified hereunder.

          9.4  Survival. The indemnification provided for under this Agreement
               --------
will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and will survive the transfer of securities. Hanover also agrees to make such provisions as are reasonably requested by any indemnified Person for contribution to such Person in the event Hanover's indemnification is unavailable for any reason.

     10.  Compliance with Rule 144 and Rule 144A. Subject to the lock-up
          --------------------------------------
provisions of Section 2.1 hereof, so long as Hanover files reports under Section 13 or 15(d) of the Exchange Act, then at the request of any Seller Party, Hanover will (a) forthwith furnish to such Seller Party a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144, as such rule may be amended from time to time and (b) make available to the public and such Seller Party such information as will enable such Seller Party to make sales pursuant to Rule 144. At any time that Hanover is not subject to Section 13 or 15(d) of the Exchange Act, Hanover will provide to such Seller Party and to any prospective purchaser of Registrable Securities under Rule 144A of the SEC, the information described in Rule 144A(d)(4) of the SEC.

     11.  Participation in Underwritten Registrations. No Person may participate
          -------------------------------------------
in any registration hereunder which is underwritten unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     12.  Miscellaneous.
          -------------

          12.1 No Inconsistent Agreements. Hanover will not hereafter enter into
               --------------------------
any agreement with respect to its securities which is inconsistent with or which otherwise materially limits, restricts or interferes with the rights granted to the holders of Registrable Securities in this Agreement.

          12.2 Amendments and Waivers. Except as otherwise expressly provided
               ----------------------
herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of Hanover and each Seller Party. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this

Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

          12.3 Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto. Except as set forth in
Section 7.1, this Agreement may not be assigned (and any purported assignment shall be null and void) without the prior written consent of the non-assigning Person.

          12.4 Descriptive Headings. The descriptive headings of this Agreement
               --------------------
are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

          12.5 Notices. Any notices required or permitted to be sent hereunder
               -------
shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to Hanover, and shall be deemed to have been given upon delivery, if delivered personally, three (3) days after mailing, if mailed, or one (1) business day after delivery to the courier, if delivered by overnight courier service:

          If to Hanover, to:

          Hanover Compressor Company
          12001 North Houston Rosslyn
          Houston, Texas 77806
          Attn: William S. Goldberg
          Fax: (281) 447-0821

          with a copy to

          Latham & Watkins
          233 South Wacker Drive, Suite 5800
          Chicago, Illinois 60606
          Attn: Richard S. Meller, Esq.
          Fax: (312) 993-9767

          If to STC, to:

          Schlumberger Technology Corporation
          300 Schlumberger Drive MD:23
          Sugar Land, Texas 77478
          Attn: General Counsel
          Fax: (281) 285-6952

          If to Camco, to:

          Camco International Inc.
          7030 Ardmore Houston, Texas 77054
          Attention: General Counsel
          Fax: (281) 285-6970

          If to Surenco, to:

          Schlumberger Surenco S.A.
          Piso 13, Avenida Rio Caura Parque Humboldt
          Caracas 1080, Venezuela
          Attention: General Counsel
          Fax: (011) 58 212 975-0351

          If to SOHL, to:

          Schlumberger Oilfield Holdings Ltd.
          Craigmuir Chambers P.O. Box 71
          Roadtown, Tortola, BVI
          Attention: General Counsel
          Fax: (011) 31 70 310-5485

          If to OSI, to:

          Operational Services, Inc.
          300 Schlumberger Drive
          Sugar Land, Texas 77478
          Attention: Legal
          Fax: (281) 285-6952

               in each case with a copy to:

          Gray Cary Ware & Freidenrich
          1221 South MoPac, Suite 400
          Austin, Texas 78746-6875
          Attn: Brian P. Fenske, Esq.
          Fax: (512) 457-7001

          12.6 Execution in Counterparts. This Agreement may be executed in any
               -------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

          12.7 Governing Law. This Agreement and the transactions contemplated
               -------------
hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

          12.8 Consent to Jurisdiction. Each of the parties hereto (i) consents
               -----------------------
to submit itself to the personal jurisdiction of any federal court located in the Harris County, Texas or any Texas state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement in any court other than a federal court sitting in the Harris County, Texas or a Texas state court.

          12.9  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES
                --------------------
ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY PERMITTED CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY DEALINGS BETWEEN ANY OF THE PARTIES HERETO RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR OTHER MODIFICATIONS TO THIS AGREEMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY.

          12.10 Service of Process. Each of the parties hereto irrevocably
                ------------------
consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party's address set forth herein, or by any other method provided or permitted under Texas law.

          12.11 Reproduction of Documents. This Agreement and all documents
                -------------------------
relating hereto, including, but not limited to, (a) consents, waivers, amendments and modifications which may hereafter be executed and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          12.12 Remedies. Each of the parties to this Agreement will be entitled
                --------
to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party shall be entitled to immediate injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.

          12.13 Severability. Whenever possible, each provision of this
                ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          12.14 Final Agreement. This Agreement constitutes the complete and
                ---------------
final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          12.15 No Strict Construction. The language used in this Agreement will
                ----------------------
be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any Person.

                           [Signature Page Follows]

     The parties hereto have executed this Agreement as of the date first set forth above.


                              HANOVER COMPRESSOR COMPANY


                              By:___________________________________________
                              Name:  Michael J. McGhan
                              Title: President and Chief Executive Officer



                              SCHLUMBERGER TECHNOLOGY CORPORATION

                              By:___________________________________________
                              Name:_________________________________________
                              Its:__________________________________________



                              SCHLUMBERGER SURENCO, S.A.

                              By:___________________________________________
                              Name:_________________________________________
                              Its:__________________________________________



                              SCHLUMBERGER OILFIELD HOLDINGS LTD.

                              By:___________________________________________
                              Name:_________________________________________
                              Its:__________________________________________



                              CAMCO INTERNATIONAL INC.

                              By:___________________________________________
                              Name:_________________________________________
                              Its:__________________________________________



                              OPERATIONAL SERVICES, INC.

                              By:___________________________________________
                              Name:_________________________________________
                              Its:__________________________________________


   [Signature Page to Lock-up, Standstill and Registration Rights Agreement]